Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) OF THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAS BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

EXECUTION VERSION

Amendment No. 2

to the

RESEARCH Collaboration Agreement

This Amendment No. 2 to the Research Collaboration Agreement (the “Amendment”) is entered into as of March 8, 2023 (“Amendment Effective Date”) by and between Nkarta, Inc. (“Nkarta”) and CRISPR Therapeutics AG (“CRISPR”). Nkarta and CRISPR each may be referred to herein individually as a “Party” or collectively as the “Parties.” This Amendment amends the Research Collaboration Agreement, entered into as of May 5, 2021, between Nkarta and CRISPR and as amended by that certain Amendment No. 1 to the Research Collaboration Agreement entered into as of May 4, 2022 (collectively, the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the Parties desire to amend the Agreement to allow Nkarta Products to target [***] and provide for the calculation of milestone payments and royalties with respect thereto;

NOW, THEREFORE, in consideration of the respective covenants and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE 1.

Amendments

1.1.
Nkarta Product. Section 1.112 in the Agreement is hereby amended and restated as set forth below.

“Nkarta Product” means [***].

1.2.
Nkarta Products. Section 4.4.1(e) in the Agreement is hereby amended and restated as set forth below.

“(e) notwithstanding anything to the contrary hereunder, Nkarta Products shall not [***].”

1.3.
Milestone Payments. Section 10.1.1 in the Agreement is hereby amended and restated as set forth below.

“10.1.1. Event Milestones. Nkarta shall, in connection with the first occurrence of each milestone event listed below with respect to each Nkarta Product that is not a [***] and each [***], as the case may be (whether achieved by Nkarta, its Affiliate or a sublicensee), pay CRISPR the milestone payments listed below in accordance with the procedure set forth in Section 10.1.2. Each such payment shall be non-refundable and non-creditable.

Milestone Event	Milestone Payment for each Nkarta Product that is not a [***] (in US Dollars)	Milestone Payment for each [***] (in US Dollars)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

The term “Indication” as used above means, with respect to a particular Nkarta Product [***].

Solely for purposes of determining the milestone payment amount after a milestone event hereunder or calculating the royalty rate of Net Sales in Section 10.2.1(b), the term [***].”

1.4.
Royalty Payments. Section 10.2.1(b) in the Agreement is hereby amended and restated as set forth below.

“(b) During the Royalty Term, on an Nkarta Product-by-Nkarta Product basis, Nkarta shall pay to CRISPR a royalty on total annual Net Sales in the Territory equal to the following portions of Net Sales multiplied by the applicable royalty rate for such portion:

Portion of Total Annual Net Sales of Each Nkarta Product in a Calendar Year	Royalty Rate for each Nkarta Product that is not a [***]	Royalty Rate for each [***]
Up to [***]	[***]	[***]
Greater than or equal to [***] and less than [***]	[***]	[***]
Greater than or equal to [***]	[***]	[***]

By way of example, if the annual Net Sales of a given Nkarta Product that is not a [***] in a particular Calendar Year are [***].”

ARTICLE 2.

MISCELLANEOUS

2.1
Effect of Amendment. This Amendment shall not be deemed to be an amendment to any other terms and conditions of the Agreement. Except as expressly amended by this Amendment, the Agreement remains unchanged and in full force and effect.
2.2
Counterparts. This Amendment may be executed in one or more counterparts, each of which will be an original and all of which will constitute together the same document. Counterparts may be signed and delivered by facsimile or digital transmission (.pdf), each of which will be binding when received by the applicable Party.

[SIGNATURE PAGE FOLLOWS]

* - * - * - *

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their representatives thereunto duly authorized as of the Amendment Effective Date.

NKARTA, INC.	CRISPR THERAPEUTICS AG
By: /s/ Nadir Mahmood	By: /s/ Rodger Novak
Name: Nadir Mahmood Title: Chief Financial and Business Officer	Name: Rodger Novak Title: President

[Signature Page to Amendment No. 2]